VECTRUS SECOND QUARTER 2020 RESULTS CHUCK PROW – PRESIDENT AND CHIEF EXECUTIVE OFFICER SUSAN LYNCH – SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER AUGUST 11, 2020

Safe Harbor Statement SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 (THE “ACT"): CERTAIN MATERIAL PRESENTED HEREIN INCLUDES FORWARD-LOOKING STATEMENTS INTENDED TO QUALIFY FOR THE SAFE HARBOR FROM LIABILITY ESTABLISHED BY THE ACT. THESE FORWARD- LOOKING STATEMENTS INCLUDE, BUT ARE NOT LIMITED TO, ALL OF THE STATEMENTS AND ITEMS LISTED IN THE TABLES FOR 2H AND 2020 GUIDANCE AND OTHER ASSUMPTIONS CONTAINED THEREIN FOR PURPOSES OF SUCH GUIDANCE, STATEMENTS ABOUT OUR 2020 PERFORMANCE OUTLOOK, FIVE-YEAR GROWTH PLAN, REVENUE, DSO, CONTRACT OPPORTUNITIES, THE IMPACT OF COVID-19, AND ANY DISCUSSION OF FUTURE OPERATING OR FINANCIAL PERFORMANCE. WHENEVER USED, WORDS SUCH AS " M AY, " "ARE CONSIDERING," "WILL," "LIKELY," "ANTICIPATE," "ESTIMATE," "EXPECT," "PROJECT," "INTEND," "PLAN," "BELIEVE," "TARGET," "COULD," "POTENTIAL," "CONTINUE," "GOAL" OR SIMILAR TERMINOLOGY ARE FORWARD-LOOKING STATEMENTS. THESE STATEMENTS ARE BASED ON THE BELIEFS AND ASSUMPTIONS OF OUR MANAGEMENT BASED ON INFORMATION CURRENTLY AVAILABLE TO MANAGEMENT. THESE FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE, CONDITIONS OR RESULTS, AND INVOLVE A NUMBER OF KNOWN AND UNKNOWN RISKS, UNCERTAINTIES, ASSUMPTIONS AND OTHER IMPORTANT FACTORS, MANY OF WHICH ARE OUTSIDE OUR MANAGEMENT’S CONTROL, THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE RESULTS DISCUSSED IN THE FORWARD-LOOKING STATEMENTS. FOR A DISCUSSION OF SOME OF THE RISKS AND IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER FROM SUCH FORWARD- LOOKING STATEMENTS, SEE THE RISKS AND OTHER FACTORS DETAILED FROM TIME TO TIME OUR ANNUAL REPORT ON FORM 10-K, QUARTERLY REPORTS ON FORM 10-Q, AND OTHER FILINGS WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION. WE UNDERTAKE NO OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, EXCEPT AS REQUIRED BY LAW. Page 2

Q2'20 Results

- Solid Q2'20 revenue of $336 million and adjusted diluted EPS[1] of $0.24
- Strong Operating Cash Flow of $33.3 million in Q2'20 (+52% yr/yr) including $13 million favorable impact from CARES Act tax deferrals
- Three new Navy Program Wins[2] (aggregate value of $554 million):
  - Isa Air Base (Bahrain): 8-year $210M contract
  - Patuxent River[3]: 8-year $190M contract (joint venture)
  - U.S. Naval Academy[3]: 7-year $154M contract (joint venture)
- Backlog increased 18% yr/yr to $3.8B
  - Proforma Total Backlog[4] of $4.0B; TTM Book-to-Bill Ratio: 1.6x
- LOGCAP V transition continuing but at a slower pace due to COVID-19 related travel and base access restrictions
- Priorities for remainder of 2020 and 2021:
  - LOGCAP startup; program execution; mitigating COVID-19 impact; pipeline expansion; strategic M&A
- Revising 2020 guidance for revenue, adjusted EBITDA margin, and diluted EPS
  - Improved profit margins expected to drive EPS growth in the second-half

Q2'20 Revenue: $336M, growth of 1.3%

- One contract adjustment and one-time closeouts impacted revenue by ($4.2M) or (1.3%)
- COVID-19 impact of ($22.3M) or (6.7%)

Adjusted EBITDA[1]: $6.7M / 2.0% margin

- One contract adjustment and one-time closeouts impacted EBITDA by ($8.4M) or (240 bps)
- COVID-19 impact of ($2.1M) or (30 bps)

Adjusted diluted EPS[1] of $0.24 impacted by:

- One contract adjustment and one-time closeouts of ($0.54)
- COVID-19 impact of ($0.14)

[1] See appendix for reconciliation of non-GAAP measures.
[2] The three new Navy Program awards, ISA Air Base, Patuxent River, U.S. Naval Academy are currently under protest.
[3] Navy Joint Ventures, the Patuxent River and U.S. Naval Academy, upon release from protest will be treated as equity method accounting (no revenue will be reported).
[4] Proforma total backlog includes protested awards, K-BOSSS extension, and de-obligation of a subcontract discussed on page 6.

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VECTRUS
TRUE TO YOUR MISSION

Q2’20 Contract and Closeout Adjustments Issue  Contract adjustment to a European program. For a number  Contract Adjustment of reasons, both volume and cost, the outcome-based contract is in a loss position. EPS Impact Resolution ($0.36)  The company is working with the client to resolve this issue prior to the next option period in mid-2021.  Unclear recoverability of excess cost through remainder of contract term led to program adjustment. Description  One-time Closeouts EPS Impact  Resolves one-time historical items to include contract close outs, contract adjustments, and government fiscal year ($0.18) closeouts. Page 4

Notable Contract Wins to Date

IDIQ Seat **$6.4B**	Position on AFCAP V Contract - $6.4 billion indefinite-delivery/indefinite-quantity (IDIQ) contract vehicle
Awarded **$210M**	8-year firm fixed-price contract for base operations support services at Isa Air Base, Bahrain, and its outlying support sites including the Patriot Battery Site, Riffa, Bahrain
Awarded **$190M**	8-year firm-fixed-price contract for base operating support services at Naval Air Station Patuxent River, Patuxent River, Maryland (joint venture)
Awarded **$154M**	7-year firm-fixed-price contract for base operations support services at Naval Support Activity, Annapolis, Maryland, to include services at the U.S. Naval Academy (joint venture)
Awarded **$45M**	8-year firm-fixed-price contract to provide base operations support services at Naval Support Facility Deveselu, Romania
Awarded **$10M**	5-year firm-fixed-price IDIQ contract for intrusion detection system supplies and services at Edwards Air Force Base, California

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VECTRUS
TRUE TO YOUR MISSION

Solid Backlog and Book-to-Bill Backlog1 (in billions) Trailing 12-Month Book-to-Bill Ratio $4.1 $4.0 $3.8 1.6 x $ 0.2 1.5 x 1.4 x $3.2 $3.0 $2.7 1.0 x 1.0 x $ 3.0 $ 2.9 $ 2.9 0.8 x $ 2.3 $ 2.2 $ 2.0 $ 1.0 $ 0.9 $ 0.8 $ 0.7 $ 0.9 $ 0.9 2Q'19 3Q'19 4Q'19 1Q'20 Q2'20 Q2'20 2Q'19 3Q'19 4Q'19 1Q'20 Q2'20 Q2'20 Proforma Proforma Protest & Post Q2 Unfunded Funded 2, 3 Backlog Total Q2’20 Backlog of $3.8 Billion TTM Book-to-Bill Ratio is 1.4x  Proforma Total Backlog of $4.0 billion  Proforma TTM Book-to-Bill Ratio of 1.6x based ‒ Including contracts under protest $0.4B on Proforma Total Backlog ‒ Partial K-BOSSS extension $0.3B, and de-obligation of a subcontract3 ($0.4B) subsequent to Q2  Backlog at 2.7x the 2020 revenue mid-point, provides insight into ability to continue generating revenue and cash flow in future periods 1 Total Backlog represents firm orders and potential options on multi-year contracts, excluding potential orders under IDIQ contracts. 2 Proforma Total Backlog includes protested awards, K-BOSSS extension, and de-obligation of a subcontract. Joint Ventures values included in the backlog are carried at the Vectrus proportionate share of total contract value. Page 6 3 Subsequent to the end of the quarter, Vectrus was notified of the intent not to exercise the remaining option years on a subcontract agreement. The Proforma Backlog reflects the reduction of $0.4B related to remaining option periods.

Robust Pipeline of Future Growth Total qualified pipeline at Q2’20 of $10.6 Billion  Current pipeline represents 20% growth from Q2 2019  Includes $1.1 billion of submitted bids and $9.5 billion of bids planned to be submitted in the next twelve months $ 10.4 $10.6 $ 1.1 $ 9.1 $ 2.4 $ 8.0 $ 7.5 $ 1.4 $ 7.0 $ 1.0 $ 1.0 $ 1.5 $ 9.5 $ 7.7 $ 8.0 $ 7.0 $ 6.0 $ 6.0 2015 2016 2017 2018 2019 Q2 2020 Bids Planned to Submit Bids Submitted Page 7

Well Positioned for Market Share Growth in DoD O&M and Base Operations Budget Base O&M ($M) DoD Base Operations & FSRM Budgets ($M) Sequestration 250,000 45,000 Enacted 40,000 35,000 200,000 Enhance Expand Foundation Portfolio 30,000 150,000 25,000 20,000 15,000 100,000 10,000 5,000 50,000 - Add More Value - Base Operations FSRM FY'01 FY'02 FY'03 FY'04 FY'05 FY'06 FY'07 FY'08 FY'09 FY'10 FY'11 FY'12 FY'13 FY'14 FY'15 FY'16 FY'17 FY'18 FY'19 FY'20 FY'21E Well Positioned Within DoD Funding Areas Total O&M ($M)  350,000 Over 90% of VEC’s prime contracts are funded through the DoD’s Operations & Maintenance (O&M) budget 300,000  Within the ~$290B O&M budget, Base Operations & 250,000 Facilities Sustainment accounts for +$40B 200,000  Funding is necessary to keep DoD facilities in good 150,000 working order, while providing personnel and infrastructure support to sustain mission capability and 100,000 quality-of-life 50,000  We believe our funding sources are vital to DoD mission - operations and the company is well positioned to continue capturing growth within this large budget FY'01 FY'02 FY'03 FY'04 FY'05 FY'06 FY'07 FY'08 FY'09 FY'10 FY'11 FY'12 FY'13 FY'14 FY'15 FY'16 FY'17 FY'18 FY'19 FY'20 FY'21E Budgetary data from DoD Comptroller (https://comptroller.defense.gov/Budget-Materials/) Page 8

Q2’20 Financial Results Revenue ($M) EBITDA1 Margin Diluted1 EPS 0.3% $ 0.14 $ 22.3 $ 4.2 4.2% $ 0.74 2.4% $ 0.54 $ 331.6 $ 336.1 2.0% $ 0.24 Q2'19 Q2'20 Q2'19 Q2'20 Q2'19 Q2'20 Contract adjustment and one- Adjusted results1 COVID-19 impact time closeouts  Revenue increased by $4.5 million, or  Adj. EBITDA1 margin of 2.0%  Adj. diluted1 EPS of $0.24 1.3%, compared to Q2’19  Contract and one-time closeout  Contract and one-time closeout  Contract and one-time closeout adjustments impact of (240 bps) adjustments impact of ($0.54) adjustments impact of ($4.2) million  COVID-19 impact of (30 bps)  COVID-19 impact of ($0.14) or (1.3%)  COVID-19 impact of ($22.3) million or (6.7%) 1 See appendix for reconciliation of non-GAAP measures. . Page 9

Liquidity First Half $millions 2019 2020 $ yr/yr change % yr/yr change YTD Net Cash Provided by (Used in) Operating Activities $15.5 $34.4 $18.9 122% Cash $70.3 $62.7 ($7.6) (11%) Receivables $237.2 $260.3 $23.1 10% Debt $73.0 $67.5 ($5.5) (8%) 1 Net Debt $2.7 $4.8 $2.1 78% Leverage Ratio (x) 1.17x 1.08x N/A (8%) 1 Net Debt = Debt - Cash  YTD Cash Flow from Operations of $34.4 million, including $13 million CARES Act tax deferrals  Revolver undrawn at quarter end combined with cash, results in total liquidity of $180 million  Net debt of $4.8 million  Strong balance sheet and financial position Page 10

Second-Half 2020 Guidance 2H 2019 2H 2020 2H 2020 $millions, Unless Otherwise Stated Actual Mid-point Guidance Revenue $725 $707 $697— $717 Adjusted EBITDA Margin (%) 4.5% 4.9% 4.8% — 5.0% Adjusted Diluted Earnings Per Share $1.65 $1.77 $1.70 — $1.84 Net Cash Provided by Operating Activities $12.1 $15.6 $10.6 — $20.6 2H 2020 guidance assumptions include:  COVID-19 impact $40 million of deferred revenue and $0.13 EPS  SG&A aligned to revised volume expectations  Capital expenditures approximately $3.0 million  Depreciation and amortization approximately $4.1 million  Mandatory debt payments $3.5 million  Interest expense approximately $2.8 million  Estimated tax rate of 25% (23% full-year)  Diluted EPS assumes 11.8 million weighted average diluted shares outstanding at December 31, 2020  Net cash provided by operating activities includes minimal impact from CARES Act tax deferral Page 11

Revised Full-Year 2020 Guidance (Prior) (Revised) $millions, Unless Otherwise Stated 2019 Actual 2020 Guidance 2020 Guidance Revenue $1,383 $1,475 — $1,525 $1,385 — $1,405 Adjusted EBITDA Margin (%) 4.3% 4.6% — 4.8% 4.0% — 4.1 % Adjusted Diluted Earnings Per Share $3.08 $3.48 — $3.81 $2.68 — $2.82 Net Cash Provided by Operating Activities $27.6 $45.0 — $55.0 $45.0 — $55.0 2020 guidance assumptions include:  Reflects first-half results and timing of LOGCAP V second-half phase-in  COVID-19 full-year estimated impact of $65 million in deferred revenue and $0.29 diluted EPS  Capital expenditures reduced to ~$5.0 million  Depreciation and amortization reduced to $8.1 million  Mandatory debt payments $6.5 million  Interest expense approximately $5.6 million  Estimated tax rate of 23%  Diluted EPS assumes 11.8 million weighted average diluted shares outstanding at December 31, 2020  Net cash provided by operating activities includes $14.5 million related to CARES Act tax deferrals Page 12

2020 Revenue & EPS Guidance Reconciliation $25 $40 $4 $36 $1,500 $1,395 Prior 2020 revenue COVID-19 1H COVID-19 2H Q2 contract Protest, award Revised 2020 midpoint adjustment and delays and other revenue midpoint one-time closeouts $0.16 $0.13 $0.54 $0.09 $0.15 $0.15 $3.67 $2.75 Prior 2020 diluted COVID-19 1H COVID-19 2H Q2 contract Protest, award M&A related and Add back M&A Revised 2020 adj. EPS midpoint adjustment and delays and other LOGCAP V pre- related and EPS midpoint one-time operational legal LOGCAP V pre- closeouts costs operational legal costs 1 See appendix for reconciliation of non-GAAP measures. . Page 13

APPENDIX

Reconciliation Of Non-GAAP Measures The primary financial performance measures we use to manage our business and monitor results of operations are revenue trends and operating income trends. In addition, we consider adjusted operating income, adjusted operating margin, adjusted net income, adjusted diluted earnings per share, EBITDA, Adjusted EBITDA, EBITDA margin, adjusted EBITDA margin, to be useful to management and investors in evaluating our operating performance for the periods presented, and to provide a tool for evaluating our ongoing operations. This information can assist investors in assessing our financial performance and measures our ability to generate capital for deployment among competing strategic alternatives and initiatives. Adjusted operating income, adjusted operating margin, adjusted net income, adjusted diluted earnings per share, EBITDA, adjusted EBITDA, EBITDA margin, adjusted EBITDA margin, however, are not measures of financial performance under generally accepted accounting principles in the United States of America (GAAP) and should not be considered a substitute for net income and diluted earnings per share as determined in accordance with GAAP. Definitions and reconciliations of these items are provided below. “Adjusted operating income” is defined as operating income, adjusted to exclude items that may include, but are not limited to significant charges or credits, and unusual and infrequent non-operating items, such as M&A transaction and LOGCAP V pre-operational legal costs, that impact current results but are not related to our ongoing operations. "Adjusted operating margin" is defined as adjusted operating income divided by revenue. "Adjusted net income” is defined as net income, adjusted to exclude items that may include, but are not limited to, significant charges or credits, and unusual and infrequent non-operating items, such as M&A transaction and LOGCAP V pre-operational legal costs, that impact current results but are not related to our ongoing operations. "Adjusted diluted earnings per share" is defined as adjusted net income divided by the weighted average diluted common shares outstanding. "EBITDA" is defined as operating income, adjusted to exclude depreciation and amortization. "Adjusted EBITDA” is defined as EBITDA, adjusted to exclude items that may include, but are not limited to, significant charges or credits and unusual and infrequent non-operating items, such as M&A transaction and LOGCAP V pre-operational legal costs, that impact current results but are not related to our ongoing operations.. "EBITDA margin" is defined as EBITDA divided by revenue. "Adjusted EBITDA margin" is defined as Adjusted EBITDA divided by revenue. Page 15

Reconciliation Of Non-GAAP Measures Adjusted Net Income, Adjusted Diluted Earnings Per Share (Non-GAAP Measures) Three Months Ended LOGCAP V Pre- Three Months Ended July 3, 2020 As Operational Legal July 3, 2020 As ($ in thousands, except per share data) Reported M&A Related Costs Costs Reported - Adjusted Revenue $ 336,063 $ — $ — $ 336,063 Growth 1.3% 1.3 % Growth, organic (1.8)% (1.8)% Operating income $ 2,430 $ 2,193 $ 46 $ 4,669 Operating margin 0.7% 1.4 % Interest expense, net $ (1,346) $ (1,346) Income from operations before income taxes $ 1,084 $ 2,193 $ 46 $ 3,323 Income tax expense $ (27) $ 504 $ 11 $ 488 Income tax rate (2.5)% 23.0% 23.0% 14.7 % Net income $ 1,111 $ 1,689 $ 35 $ 2,835 Weighted average common shares outstanding, diluted 11,745 11,745 Diluted earnings per share $ 0.09 $ 0.14 $ 0.00 $ 0.24 EBITDA (Non-GAAP Measures) Three Months Ended LOGCAP V Pre- Three Months Ended July 3, 2020 As Operational Legal July 3, 2020 As ($ in thousands) Reported M&A Related Costs Costs Reported - Adjusted Operating Income $ 2,430 $ 2,193 $ 46 $ 4,669 Add: Depreciation and Amortization $ 1,988 $ — $ — $ 1,988 EBITDA $ 4,418 $ 2,193 $ 46 $ 6,657 EBITDA Margin 1.3% 2.0 % Page 16

Reconciliation Of Non-GAAP Measures Adjusted Net Income, Adjusted Diluted Earnings Per Share (Non-GAAP Measures) Three Months Ended LOGCAP V Pre- Three Months Ended June 28, 2019 As Operational Legal June 28, 2019 As ($ in thousands, except per share data) Reported M&A Related Costs Costs Reported - Adjusted Revenue $ 331,589 $ 331,589 Operating income $ 11,193 $ 667 $ 579 $ 12,439 Operating margin 3.4% 3.8 % Interest expense, net $ (1,329) $ (1,329) Income from operations before income taxes $ 9,864 $ 667 $ 579 $ 11,110 Income tax expense $ 2,247 $ 152 $ 132 $ 2,531 Income tax rate 22.8% 22.8 % Net income $ 7,617 $ 515 $ 447 $ 8,579 Weighted average common shares outstanding, diluted 11,605 11,605 Diluted earnings per share $ 0.66 $ 0.74 EBITDA (Non-GAAP Measures) Three Months Ended LOGCAP V Pre- Three Months Ended June 28, 2019 As Operational Legal June 28, 2019 As ($ in thousands) Reported M&A Related Costs Costs Reported - Adjusted Operating Income $ 11,193 $ 667 $ 579 $ 12,439 Add: Depreciation and Amortization $ 1,456 $ 1,456 EBITDA $ 12,649 $ 667 $ 579 $ 13,895 EBITDA Margin 3.8% 4.2 % Page 17

Reconciliation Of Non-GAAP Measures Three Months Three Months Three Months Ended July 3, 2020 Ended July 3, 2020 Ended July 3, 2020 As Reported - (In thousands) As Reported Advantor Organic Revenue 336,063 10,287 325,776 Three Months Three Months Three Months Ended June 28, Ended June 28, Ended June 28, 2019 As Reported - 2019 As Reported 2019 Advantor Organic Revenue 331,589 - 331,589 Organic Revenue $ (5,813) Organic Revenue % -1.8% Page 18